UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 Or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 7, 2023

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

	001-33664	84-2027232
	001-37789	86-1067239
Delaware	333-112593-01	20-0257904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Washington Blvd.

Stamford, Connecticut 06902

(Address of Principal Executive Offices) (Zip Code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	“CHTR”	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment No. 5 to the Amended and Restated Credit Agreement

On December 7, 2023 (the “Closing Date”), Charter Communications Operating, LLC (“CCO”) and CCO Holdings, LLC (“Holdings”) entered into that certain Amendment No. 5 (“Amendment No. 5”) with the Lenders (as defined therein) and Bank of America, N.A., as administrative agent (the “Administrative Agent”) to the Amended and Restated Credit Agreement, dated as of March 18, 1999, as amended and restated on April 26, 2019, as amended by Amendment No. 1 on October 24, 2019, as amended by Amendment No. 2 on May 26, 2022, as amended by Amendment No. 3 on February 10, 2023, and as amended by Amendment No. 4 on March 23, 2023, by and among CCO, Holdings, the Lenders party thereto and the Administrative Agent (such credit agreement as in effect immediately prior to Amendment No. 5, the “Existing Credit Agreement” and as amended by Amendment No. 5, the “Amended Credit Agreement”).

The changes to the Existing Credit Agreement include, among other things: (i) the incurrence of Incremental Term Loans (as defined in the Amended Credit Agreement) in the form of a new tranche of Term B-4 Loans (as defined in the Amended Credit Agreement), (ii) the conversion of a portion of Term B-1 Loans (as defined in the Amended Credit Agreement) to Term B-4 Loans, (iii) an increase in the L/C Commitment (as defined in the Amended Credit Agreement) from $1.0 billion to $1.375 billion and (iv) certain other amendments to the Existing Credit Agreement.

A portion of the proceeds from Amendment No. 5 were used to repay a portion of the Term B-1 Loans (and to pay related fees and expenses). After giving effect to Amendment No. 5: (i) the aggregate principal amount of Term B-1 Loans (maturing on April 30, 2025) outstanding is $317 million with SOFR (as defined in the Existing Credit Agreement) based pricing unchanged, (ii) the aggregate principal amount of the Term B-4 Loans (maturing on December 7, 2030) is $2 billion with a pricing of SOFR plus 2.00%.

A copy of Amendment No. 5 is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of Amendment No. 5 does not purport to be complete and is qualified in its entirety by reference to the full text of this document.

Item 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under the heading “Amendment No. 5 to the Amended and Restated Credit Agreement” in Item 1.01 above is incorporated herein by reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 5 to the Amended and Restated Credit Agreement.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

Date: December 13, 2023	By:	/s/ Kevin D. Howard
	Name:	Kevin D. Howard
	Title:	Executive Vice President, Chief Accounting Officer and Controller

CCO HOLDINGS, LLC,
Registrant

Date: December 13, 2023	By:	/s/ Kevin D. Howard
	Name:	Kevin D. Howard
	Title:	Executive Vice President, Chief Accounting Officer and Controller

CCO HOLDINGS CAPITAL CORP.,
Registrant

Date: December 13, 2023	By:	/s/ Kevin D. Howard
	Name:	Kevin D. Howard
	Title:	Executive Vice President, Chief Accounting Officer and Controller

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